Exhibit 99.1

Forward Looking Statements

This transcript contains “forward-looking statements.” These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements about the proposed acquisition (the “Transaction”) by a new public company organized in the Netherlands (“New Mylan”) of both Mylan Inc. (“Mylan”) and Abbott Laboratories’ non-U.S. developed markets specialty and branded generics business (the “Business”), the expected timetable for completing the Transaction, benefits and synergies of the Transaction, future opportunities for the combined company and products and any other statements regarding the combined company’s, Mylan’s and the Business’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition, and other expectations and targets for future periods. These may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “intend”, “continue”, “target” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the ability to meet expectations regarding the accounting and tax treatments and the timing and consummation of the Transaction; changes in relevant tax and other laws; the ability to consummate the Transaction; the conditions to the consummation of the Transaction, including the receipt of approval of the Mylan shareholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the integration of the Business being more difficult, time-consuming, or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients, or suppliers) being greater than expected following the Transaction; the retention of certain key employees of the Business being difficult; the possibility that the combined company may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time frames or at all and to successfully integrate the Business; expected or targeted future financial and operating performance and results; the capacity (prior to or after consummation of the Transaction) to bring new products to market, including but not limited to where Mylan or the combined company uses its business judgment and decides to manufacture, market, and/or sell products, directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); the scope, timing, and outcome of any ongoing legal proceedings and the impact of any such proceedings on financial condition, results of operations and/or cash flows; the ability to protect intellectual property and preserve intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third-party relationships; the impacts of competition; changes in the economic and financial conditions of Mylan’s business, the combined company, or the Business; the inherent challenges, risks, and costs in identifying, acquiring and integrating complementary or strategic acquisitions of other companies, products or assets and in achieving anticipated synergies; uncertainties and matters beyond the control of management; and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with accounting principles generally accepted in the United States of America and related standards or on an adjusted basis. For more detailed information on the risks and uncertainties associated with Mylan’s business activities, see the risks described in Mylan’s Annual Report on Form 10-K for the year ended December 31, 2013, as updated by Mylan’s Current Report on Form 8-K filed on August 6, 2014, Mylan’s Quarterly Report on Form 10-Q for the period ended June 30, 2014, Mylan’s Quarterly Report on Form 10-Q for the period ended September 30, 2014, and its other filings with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with Mylan, New Mylan, the Business and the Transaction are also more fully discussed in the Registration Statement on Form S-4 that New Moon B.V. (referred to herein as New Mylan) filed with the SEC on November 5, 2014, as amended on December 9, 2014, and as further amended on December 23, 2014, in connection with the Transaction (the “Registration Statement”) and in the proxy statement Mylan filed with the SEC on December 24, 2014 (the “Proxy Statement”), as well as the prospectus New Mylan filed with the SEC on December 24, 2014 (the “Prospectus”). You can access Mylan and New Mylan’s filings with the SEC through the SEC website at www.sec.gov, and Mylan strongly encourages you to do so. Mylan undertakes no obligation to update any statements herein for revisions or changes after the date of this transcript.

Non-GAAP Financial Measures

This transcript includes certain financial measures that differ from what is reported under accounting principles generally accepted in the United States (“U.S. GAAP”). These non-GAAP financial measures, including, but not limited to, gross debt-to-EBITDA and adjusted diluted earnings per share, are presented in order to supplement investors’ and other readers’ understanding and assessment of financial performance. New Mylan’s management will use these measures internally for forecasting, budgeting, measuring its operating performance, and incentive-based awards. In addition, primarily due to acquisitions, Mylan believes that, after consummation of the Transaction, an evaluation of New Mylan’s operations (and, going forward, comparisons of New Mylan’s current operations with historical operations, including with respect to Mylan, and future operations) would be difficult if the disclosure of New Mylan’s financial results were limited to financial measures prepared only in accordance with U.S. GAAP. In addition, Mylan believes that including EBITDA and supplemental adjustments applied in presenting adjusted EBITDA is appropriate to provide additional information to investors to demonstrate New Mylan’s ability to comply with financial debt covenants (which are calculated using a measure similar to adjusted EBITDA) and assess New Mylan’s ability to incur additional indebtedness. All of the information necessary for a quantitative or qualitative reconciliation is not available to us at this time without unreasonable efforts. This is due primarily to variability and difficulty in making accurate detailed forecasts and projections, principally of purchase accounting-related amounts. For accounting purposes, Mylan will be treated as the acquirer in the Transaction. Acquisition accounting, which will significantly impact the non-GAAP financial measures of New Mylan and the Business, is dependent upon certain valuations and other studies that have yet to commence or progress to a stage where there is sufficient information for a definitive measurement. Accordingly, we do not believe that reconciling information for such projected figures would be meaningful. Readers should consider non-GAAP measures only as supplements to, not as substitutes for or as superior measures to, the measures of financial performance prepared in accordance with U.S. GAAP.

Additional Information and Where to Find It

The Registration Statement was declared effective on December 23, 2014 and the Proxy Statement and the Prospectus were first mailed to shareholders of Mylan on or about December 29, 2014. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT MYLAN, NEW MYLAN, THE BUSINESS AND THE TRANSACTION. The Registration Statement, the Proxy Statement and the Prospectus and other documents relating to the Transaction can be obtained free of charge from the SEC website at www.sec.gov.

Participants in Solicitation

This transcript is not a solicitation of a proxy from any investor or shareholder. However, Mylan, New Mylan and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Transaction under the rules of the SEC. Information regarding Mylan’s directors and executive officers may be found in its definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on March 10, 2014 and in the Proxy Statement and the Prospectus. Information regarding New Mylan’s directors and executive officers may be found in the Proxy Statement and the Prospectus. These documents can be obtained free of charge from the SEC.

Non-Solicitation

This transcript shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

On January 13, 2015, members of senior management of Mylan, Inc., a Pennsylvania corporation, participated in a presentation and live webcast in connection with the J.P. Morgan 33rd Annual Healthcare Conference. Below is a transcript of the presentation.

Participants

Heather M. Bresch – Chief. Executive Officer

Rajiv Malik – President

John D. Sheehan – Executive Vice President and Chief Financial Officer

Christopher Thomas Scott – JPMorgan Securities LLC

Transcript

Christopher Thomas Schott

JPMorgan Securities LLC

Okay, great. Good afternoon, everybody. I’m Chris Schott, pharmaceutical analyst at JPMorgan. And next up is today, we have Mylan. We’re going to break from the traditional presentation format here and go to a fireside chat.

From Mylan, we have three members of the management team. Heather Bresch, company CEO; John Sheehan, the company’s CFO; as well as Rajiv Malik, who is the President of Mylan. Heather’s going to make some opening comments and then we’ll just ask some questions from there.

Heather M. Bresch

Chief Executive Officer

Yeah, sure. Thank you, Chris, and good afternoon. We thought that, at the end of the day, the last thing anybody wants to be is killed by PowerPoint. So we’ll start off with a couple of comments and certainly go right into Q&A.

As many of you know, we announced a transaction last year of purchasing Abbott’s established products business. And when we announced that deal, we said it was going to be the first in a series of transactions that make strategic as well as financial sense. And when we think about what the Abbott transaction is going do for us, it doubles our size, our presence, in the top 10 markets outside of the United States. So a lot of critical mass throughout Europe, especially Central Eastern Europe, where leveraging the branded generic platform, as those markets traditionally still – how they deliver generics are through the branded generic. That infrastructure of being able to take that current infrastructure of the Abbott transaction and now really have the broad breadth of our portfolio and leveraging these two channels throughout Europe, like I said, from the physician perspective and countries like Central Eastern Europe, as well as substitution and distribution, where we see real synergy from being able to maximize the Mylan brand, that quality that we’ve been – that reputation in the pharmacy setting, married up with the Abbott, a couple of flagship products, as well as just now having that infrastructure to touch the physician. And we look forward to our shareholder vote, which is on January 29, and closing shortly thereafter.

With that being said, we have said that, as first in a series and the financial flexibility that the Abbott transaction is going to give us is significant, both from a cash perspective as well as our equity. So we have been very active, and what is that right next transaction. And I think, from a Mylan perspective, where you look at the platform we’ve now put together from our major markets from the United States, both on the specialty, the generics, as well as the hospital market, as you now think about Europe, with us having now critical mass around the physician as well as the retail pharmacy channel, our emerging markets. We’ve gotten a foothold in Brazil through the Agila transaction and how we think about expanding in Latin America as well as India, not only is it our operational hub, but we have now ventured into the commercial, the domestic market, in a very small way and see a lot of opportunity there to grow.

So, as you think about the optionality of where we can really add growth around, when you think historically, the growth rates that Mylan has given and produced over the last several years, of what many have become accustomed to, that’s something that we’re very cognizant of. We have a growth target out there in 2018 of $6 EPS, doubling our size around capacity, growing that top line, as well as we’ve stated growing that bottom line, with growth rates that have been consistent with how we’ve grown over the past. So, taking now the significant financial flexibility, we believe just continues to add that momentum and really accelerate some of these growth opportunities, both from an organic as well as an acquisition perspective.

So, Chris, with that I’ll turn it over to let you…

Question and Answer Section

Christopher Thomas Schott

JPMorgan Securities LLC

Well, maybe a first question is one around the Abbott assets you’re acquiring. I think there’s been a lot of questions about how you’re going to approach that portfolio and stabilize, and even grow, selected products in that portfolio. So maybe, can you start with reminding us how you’re thinking about growth in that core of assets, and specifically, what are you going to be doing differently from what Abbott was able to do, to maybe generate some better top line performance, and certainly margin performance, from them?

Heather M. Bresch

Chief Executive Officer

Sure. So when we announced it, we – in Abbott’s hands, they had been showing a slight decline year-over-year, and we had said that we believe that, in our hands, that trajectory at least goes to flat, if not slightly above. And it comes from a couple of places.

First, from an investment perspective, our focus and attention to that portfolio is something that obviously is that, we’re going to put investment resources and that focus behind. Obviously, Abbott had made the decision that that asset was better in someone’s hands. And quite honestly, they felt that Mylan was the exact right home, given our expertise and critical mass around portfolio, our investment, and the complementary. If you’ll remember, we had said, at the time we announced that acquisition, that we really looked at, there were many established product divisions for sale. And we believe, that this one was the most resilient and the most complementary to where building our critical mass like I said doubling our size in the top 10 markets outside of the U.S. So from – one, an investment thesis.

Secondly, when you look at the broad breadth of our portfolio married up to leverage where they are. So, honestly, this is something that they were hungry for that investment in in-licensing product looking actually already at generic portfolios that they could marry up to take to the physicians. So they weren’t just having one or two products in the bag. So what we give them overnight is really critical mass around franchises. You can look at cardiovascular, we have all the statins, all the pearls. We can really handle a patient in any kind of disease state. So you really can change that dialogue and talking more about disease state versus just selling one product. So we see a lot of opportunity like I said through these markets to really enhance and leverage that critical mass.

In the retail pharmacy space which Mylan has garnered a lot of high quality reputation for our global supply chain, the reliability and the quality of it, is that the – and talking physician, we can talk about the fact that where there are generics available Abbott has now married up with the highest quality generic and that partnership will translate and that customers’ ease and comfort in getting a Mylan generic and/or now the Mylan brand like I said as we bring in these branded generics. So I think that top line synergy of one plus one equaling more than two certainly is something that we’re very committed to and see that 2015 that integration is really that execution from a top line revenue perspective. And then most importantly, it’s putting this dry powder to use, which I think we’ve been pretty vocal and said that we’re pretty active.

Christopher Thomas Schott

JPMorgan Securities LLC

Absolutely. We’re seeing a lot of other players in the space de-emphasizing Europe, just given some of the challenges you see in the market. You’ve done a very good job on the generic side of your franchise navigating some difficult markets. What gets you this comfort of remaining so exposed to the European markets that a lot of – some of you peers are de-emphasizing it?

Heather M. Bresch

Chief Executive Officer

So, interestingly enough, I said, I think on our Q3 earnings call, that we have now seen year-over-year growth. We continue to forecast growth, just – and that was strictly with our generics business. I think for us, we believe that kind of Europe has turned that inflection point. We see generic utilization, I look at countries like Italy, where there’s been double-digit growth and we’ve been able to take our disproportionate share, we’ve been able to seize on opportunities due to some of the regulatory environment, the recalls, the shortages.

So when you marry that up with now the Abbott infrastructure that we’re bringing in and really diversifying and giving more levers and more ability to not only maximize our current assets, but to be able to have now critical mass in more countries that we didn’t have before; for us, it’s de-risking, which we already thought was on a good trajectory of turning towards growth to, like I said, just allowing us to have more levers and more ability to leverage and maximize the assets throughout our portfolio.

So, not only are we committed to Europe, but we’re also very committed to generics. And I think that’s something that we haven’t shied away from, from our investment in capacity and high barrier-to-entry products, our R&D investments, whether it’s biologics, generic Advair. So we’re committed to that being a core tenant. And like I said, I think now, given the financial flexibility and the kind of optionality we have, it’s just continuing to diversify and de-risk and actually let us take the scale that we’ve created and have a lot of different levers to pull from.

Christopher Thomas Schott

JPMorgan Securities LLC

Sure, maybe one more on this topic before I broaden up the M&A discussion. Tax inversion and just some of the Treasury noise we heard last year, just how do you think about the tax asset that you’re getting here, your tax structure, and how sustainable and any risk you might see to that tax structure as you reincorporate with this transaction?

Heather M. Bresch

Chief Executive Officer

You know, I guess first I’ll just remind that we said the tax benefit was secondary. First and foremost, it’s making strategic and complementary rationale to our platform, which the Abbott transaction did. A byproduct of that was the inversion – or is the inversion in the tax structure. You know, look, obviously, there was a lot of noise around inversions. And I think that where, in our situation – I think each situation was very unique and had its own properties. I think for us when you look at Mylan, first, the asset we were acquiring was 100% outside U.S. asset. So I think that was very different than many of the – or some of the transactions that were being looked at.

The second issue was, Mylan didn’t have a huge issue with cash being trapped offshore and trying to figure out a mechanism to get that back in, or to use that money into the United States. So, for us, I think you know we’re in a different Congress; we’re in a different environment. I think obviously, we’re very close to our closing, which as I said, we’re looking forward to. And, look, I think, we can have a lot of hypothetical conversation. I think the reality is that we believe that we’ll get to closing and look forward to now putting, not only the financial flexibility, but now everything that that’s affording us to do in a much more competitive way.

Christopher Thomas Schott

JPMorgan Securities LLC

Sure, it seems like there is obviously a significant opportunity on the business development front being created by this transaction. Can you talk a little bit about the landscape you’re seeing out there, in terms of the breadth of assets that are available? One question I get is, how you balance earnings accretion relative to longer term growth, where you might be able to get some very attractively priced deals that have a little bit less organic growth. I think on the flip side, there seems to be investor appetite for the ability to maybe accelerate organic growth with the right transaction. How do you kind of consider those dynamics as you look at the landscape?

Heather M. Bresch

Chief Executive Officer

Well, take a look at this conference, I think everything is for sale right now, basically. There is not a lack of stuff for sale. I think I’ll go back to – Mylan’s been pretty methodical, and I think our patience has paid off. We said we’re not doing transactions for transactions’ sake. I think years ago, we made a commitment to make some significant investments, and whether it was our capacity, our technologies, everything from our transdermals to extended release to – from being vertically integrated. So that commitment set for us a growth trajectory as we gave that 2018 target now, I think almost three years or four years ago. So as we complement that, there is not a gun to our head, we can be smart about what’s next. I think we’ve shown that, even up through this Abbott transaction being smart. We looked at the assets that were out there, believed this was the right complementary one for Mylan.

So I do believe that there’s obviously a feeding frenzy at the moment in the life sciences space. But I think from Mylan’s perspective, again, we don’t have a gun to our head. I think we absolutely as I mentioned earlier are committed to the growth rates that you guys have become accustomed to us delivering. So we’re not losing sight of growing that top line as well as that bottom line and delivering that growth. And I think if nothing else, the flexibility and the platform we have today has just opened up the optionality of the kind of assets that we could bring in to drive that growth. While in the same time we’re still investing on – our institutional business continues to deliver double-digit growth and we’re on track to continue to double that size, our HIV franchise. So we’ve certainly got growth drivers that are going above, say, our normal growth rate. And we see those continuing and are excited about, excited about coming forth in Q4, having hopefully the closing of the Abbott transaction behind us giving guidance and the growth for 2015 as well as coming forth after the closing with an Investor Day to really highlight again and update where we stand on these growth drivers and these different opportunities that we’re continuing to incubate and execute on.

Christopher Thomas Schott

JPMorgan Securities LLC

Great. On the scale of opportunities that you’d look at, could we see another Abbott sized transaction, I don’t know if John wants to comment a little bit about the capacity you might have from a balance sheet perspective to pursue deals, but just, I mean what – how large could this go as you consider assets?

Heather M. Bresch

Chief Executive Officer

Look, I’ll let John comment on, he’s got the check book. But I think that when you look at the financial flexibility, we’ll have both the significant cash flow as well as our equity that tees us up to do a very sizable transaction. One thing I would put out there because we’ve been asked this quite a bit when you were asking me about the Abbott transaction, are we going to do others like it. And I ask people, do you mean size or do you mean the kind of the established products business.

Like I said, we didn’t – we are not out there saying we’re going to be a consolidator around the established products businesses. What we have said is we believe we’ve found the one that’s the most complementary and resilient and marries up to our platform. Now with that being said if there was some products or we could cherry pick certain portfolio that now given the infrastructure we have that that serves the different synergy or accretive model that makes sense for us, we’ll go that route, but to us, we see opportunity to truly add whether therapeutic, dosage form, we’ve mentioned there’s things like OTC that we don’t have critical mass around. There is other therapeutic categories, and there is geographies. So I think that we’re going to be able to really be opportunistic about what is for sale out there, and what makes the most sense to Mylan.

So John, I don’t know...

John D. Sheehan

Executive Vice President and Chief Financial Officer

From a financial capacity perspective, after we close the Abbott transaction, we’ll have a balance sheet leverage of about 2.3 times gross debt-to-EBITDA within the confines of our investment grade credit rating. We could go as high as four or so of gross debt-to-EBITDA. That provides us, together with the earnings and of an acquisition, with as much as $7 billion of cash financial flexibility and also remembering that, for the right transaction, using our equity as a security is certainly something we would be willing to consider. So I think we have all the financial flexibility that we need to execute on a cash or a combination transaction.

Christopher Thomas Schott

JPMorgan Securities LLC

That’s great. Maybe transitioning over to the generic business, can you talk – the pricing environment. As we look out to 2015, how stable of an environment are you seeing right now, just how would you characterize the environment that you’re seeing on that core business?

Heather M. Bresch

Chief Executive Officer

I think it’s a continuation, because I think we’ve seen a fairly stable environment. I know there’s been a lot of questions, a lot of noise around price increases. And what I would say is, when you look at our complete portfolio, if I just stay here in the United States, over 350 products, I will say our price increases are on the minority of our products.

Christopher Thomas Schott

JPMorgan Securities LLC

Okay.

Heather M. Bresch

Chief Executive Officer

We have absolutely been able to be opportunistic, and I think that a couple of things are feeding into that, the regulatory environment. As you know, now having FDA have the standing, the resources, they need to really level that playing field, to up the inspections, to have products that are sold here in the United States meet that same quality standard, I think we’re in the beginnings of that. I think when you look at what kind of supply disruptions you’ve seen, I think there is going to be more. I think that in turn has changed the behavior of our customer, not only as they continue to consolidate, and they need a larger volume of product, but at a – reliably, at a high quality, there aren’t many players out there that are focused on delivering that kind of capacity.

Christopher Thomas Schott

JPMorgan Securities LLC

Sure.

Heather M. Bresch

Chief Executive Officer

So I think, when I look at what we’ve considered as a differentiator for us, which is operational excellence, quality, and our ability to control our destiny through a global supply chain, we make 80% of what we sell. And I think that has really not only resonated, but has now paid off as we see this disruption in this regulatory environment, and our ability to be nimble enough to be opportunistic as these things happen and I think, given the geographic location of our facilities around the world, have let us seize on those things.

So I think it’s stable. I think, with that being said, we have a competitive industry and that’s not changing. I mean the volatility is always going to exist in this industry, the ebb and flow of approvals and the numbers of players. Again, I think it’s how you manage, and we’ve created that scale to really get the economies of that scale, of having a lot of different levers, not relying on any one product in any one country. And I think 2014 for us is a testament to that, because we were sitting here a year ago and giving 2014 guidance with Copaxone in there, with Lidoderm in there, and we don’t have them today. And yet, when you look at us hitting the mid-point of 2014 without those, I think shows the ability of, not only probability weighting, what we put out there, but our ability to really manage and deliver a platform that we’re able to put, and have had a track record of meeting or beating that – those guidances, and we’re just creating, continuing to enhance our ability to be able to do that.

Christopher Thomas Schott

JPMorgan Securities LLC

Sure. Could I ask about generic Advair, obviously a very important pipeline asset. What should we be thinking about for updates in 2015? And do you think you’re still in a position for a second half 2016 potential approval and launch, is that still realistic?

Rajiv Malik

President

Yes, Chris. Everything on generic Advair remains on track. We are in the Phase III clinical trials, which we hope to conclude by the summer of this year, and file it by the end of this year.

Christopher Thomas Schott

JPMorgan Securities LLC

Okay.

Rajiv Malik

President

So we remain on track to bring this product in the second half of 2016. Also you know, as far as manufacturing infrastructure is concerned, it’s getting in place. At the moment the product is being scaled up. So all I can say, everything so far is on track.

Christopher Thomas Schott

JPMorgan Securities LLC

Okay, great. EpiPen just, I know generic filers making some comments about a potential introduction this year. How are you thinking about the durability of that franchise and the potential for generic competition?

Heather M. Bresch

Chief Executive Officer

Yeah. So, from a financial perspective, we have modeled an AB-rated competition the second half of this year. Back when we gave our long-term strat plan, we had said we would do that and we are because it’s the responsible thing to do. I think that when you look at the brand equity that we’ve created in EpiPen and the unconventional way that we’ve grown, this franchise has been around access and education and awareness. It was about passing legislation so schools could stock undesignated EpiPens. It’s looking at how do we translate that into other public places. Our most recent announcement of our partnership with Disney.

I think taking a brand and where that equity comes from is not just in the name, it’s in the comfort, the ease of use, the knowing that when seconds matters you want to know how to use that device. So I think we absolutely believe that EpiPen will be an important product for a long time. What we’re being responsible about is that contribution of what it means to Mylan overall is our business. And I think that we’re continuing to be like I said very responsible about that and continuing, and I look forward to continuing to share ways that we see ways to enhance the product, ways to make that consumer experience better, but I wouldn’t think about this and you shouldn’t think about this in that traditional brand way where you say what’s swapping a 20 milligram tablet for a 40 milligram, and I’ll take that off the market. We’ve been very clear that we believe there’s a lot of brand equity in the pen itself and in people’s comfort knowing how to use that after 26 years in the marketplace. So I believe you should think about this in a more unconventional way as far as life cycle, and it really stems from enhancing pen accessibility and that’s something that we’ll continue to invest in in this product.

Christopher Thomas Schott

JPMorgan Securities LLC

Okay, great. John, I know you haven’t given formal 2015 guidance yet but just qualitatively, can you just talk through some of the things we should be kind of keeping in mind as we’re modeling and thinking about the business for 2015?

John D. Sheehan

Executive Vice President and Chief Financial Officer

Yeah, we will give detailed guidance...

Christopher Thomas Schott

JPMorgan Securities LLC

Or if you want to give your guidance now, we’ll be fine with that too...

John D. Sheehan

Executive Vice President and Chief Financial Officer

Yeah, no, I’ll pass on that idea. But, look, if you look out over the last five years at what we’ve done and you know qualitatively our margins have grown from 45% to 52%, so we’ve expanded our margins meaningfully. We have also reinvested back in our business with R&D in the 7% to 8% of revenue and with our SG&A investing in programs like our direct-to-consumer advertising campaign for EpiPen to grow the market and the awareness with respect to EpiPen, our SG&A being in the 18% to 20% range. So I think those are a couple of parameters. But we have consistently delivered and done what we said we were going to do and I think you’ll continue to see us do that.

Christopher Thomas Schott

JPMorgan Securities LLC

Should we think about it’s – whether the Analyst Day or with guidance that you could update that $6 target or the timeframe around that or is that something that we shouldn’t expect at this point?

Heather M. Bresch

Chief Executive Officer

Yeah, I mean, here’s what I’ve said is we went from no one believing $6 in 2018 to well, Lord that’s now the floor, right, there is more. And I guess what we’ve said with the Abbott transaction and the transactions that will follow is there are certainly ability for us to accelerate delivering on that $6. And I think at the appropriate time – I’m not going to commit to this here – so I think the appropriate time is we continue on the path and with the momentum we have we will, but at the moment, what we can tell you is we’re absolutely secure of that $6 in 2018, and like I said, see these acquisitions that we’ve added as an opportunity to accelerate it.

Christopher Thomas Schott

JPMorgan Securities LLC

Great. Well, thanks very much. I think we’re just about out of time. We’ll continue the discussion in the breakout session. Well thank you very much.

Heather M. Bresch

Chief Executive Officer

Thank you.